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                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT ("Loan Agreement") is made this 23rd day of January, 1998, by and between CUTTING EDGE ENTERTAINMENT, INC., a California corporation, hereinafter referred to as "Borrower" and MEDLEY CREDIT ACCEPTANCE CORP., a Delaware corporation, hereinafter referred to as "Lender" and DAVID C. GLASSER, hereinafter referred to as "Guarantor".

                                  WITNESSETH:

         WHEREAS, the Borrower is the owner of all rights to a movie to be produced under the name of "TWO SHADES OF BLUE" ("The Project") including but not limited to the ownership of the script, all tradenames, trademarks and copyrights associated therewith and all contract rights in association therewith including but not limited to talent contracts, and

         WHEREAS, Borrower has requested a loan from Lender for the purpose of obtaining working capital to finance The Project including but not limited to the payment of funds due and to become due on talent contracts, and

         WHEREAS, Lender has agreed to make and Borrower has agreed to accept a loan in the maximum amount of $600,000.00, subject to the terms, conditions and covenants set forth herein and in all other loan documents executed in furtherance of said loan, and

         WHEREAS, the Lender and Borrower desire to document their agreements and understandings into a written instrument.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the Parties agree as follows:

                                  ARTICLE ONE

                            THE LOAN AND COLLATERAL:

         1. Description of Loan: Subject to all of the terms, representations, warranties, covenants and conditions in this Agreement, Lender agrees to lend the Borrower and Borrower agrees to borrow from Lender up to the sum of $600,000.00 to be used by Borrower as working capital for the payment of expenses incurred in the production of The Project including but not limited to talent salaries and production expenses. The loan will be disbursed $300,000.00 at the time of closing and the balance on or before January 30, 1998, at 3:00 p.m., provided all conditions precedent to the second funding are satisfied.

         2. Evidence of and Security for the Loan:

                  1.1 The loan shall be evidenced by a Promissory Note ("The Note"). The Note shall bear interest at ten percent (10%) per annum and shall be payable interest only,

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monthly, commencing thirty (30) days following the execution of The Note and on the same day each month thereafter. The Note shall mature and be due and payable in full on or before nine (9) months from the date upon which The Note is executed. The Borrower shall have the right to extend the maturity date of The Note for an additional sixty (60) days upon payment to the Lender of an amount equal to five percent (5%) of the outstanding principal balance on the date the loan is extended (Extension Fee).

                  1.2   The Note shall be secured by the following instruments:

                        (1) Stock Pledge Agreement of Guarantors Stock in Borrower.
                        (2) Personal Guaranty of the Shareholder of the Borrower
                        (3) Assignment of accounts receivable including but not limited to presale distribution contracts and trailing royalties on The Project and for the movie "From Which it Stands"
                        (4)      Assignment of Contract Rights
                        (5)      Financing Statements (UCC-1)

                                ARTICLE TWO

                  REPRESENTATIONS AND WARRANTIES OF BORROWER:

         The Borrower and Guarantor represent and warrant as follows:

         (1) The Borrower is a corporation incorporated and organized under the laws of the State of California, duly licensed and qualified to transact business and is in good standing.

         (2) The Borrower has the corporate power and authority to own and hold its properties and to carry-on its business as now conducted and to execute, deliver and perform its obligations under this Loan Agreement.

         (3) The delivery and execution of this Agreement and the execution and delivery of any of the loan documents contemplated by this Agreement has been duly authorized by all requisite corporate action and will not violate any provision of law or any order of any court or any agency of government or the Articles of incorporation or By-Laws of the Borrower.

         (4) This Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         (5) The Borrower has furnished to the Lender unaudited financial statements which have been prepared in accordance with generally accepted accounting principals consistently applied and said financial statements fairly present the financial position of the Borrower as of such dates.


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         (6) There are no actions, suits, claims, proceedings or investigations pending or to the best of the Borrowe5r's knowledge, threatened against or affecting the Borrower at law or in equity or before any federal, state, municipal or other governmental agency which would have an adverse financial effect on the borrower.

         (7) The Borrower has complied in all material respect with all laws, rules, regulations and orders which are material and applicable to its business, operations, properties and assets, and the Borrower maintains all necessary permits, licenses and authorizations to conduct its business.

         (8) The Borrower has good and marketable title to all of its assets reflected on its balance sheet delivered to Lender and that said assets are currently owned by the Borrower free and clear of any mortgages, pledges, security interests, liens, charges or other encumbrances except as described in the financial statements.

         (9) The Borrower has filed all federal, state and local tax returns required to be filed by and through 12/31/98. The federal income tax returns of the Borrower have been filed timely and there are no delinquent returns as of the4 date hereof, nor are there outstanding taxes due with respect to same.

         (10) That all contracts furnished by the Borrower to the Lender in furtherance of the Lender's due diligence of the Borrower and The Project, are in full force and effect as of the date hereof without default.

         (11) The Borrower is the owner of the script for the movie to be known as TWO SHADES OF BLUE, together with all associated trademarks, tradenames and copyrights and has the right to produce and make said movie. The Borrower owns or possesses adequate licenses or other rights to use the script and associated trademarks and copyrights free and clear of all liens, claims and restrictions of others.

         (12) The Borrower agrees that the proceeds of The Note will only be used to satisfy obligations of The Project.

         (13) The execution, delivery and performance by the Borrower of the loan documents on its part are within the Borrower's powers and purposes, have been duly authorized by all requisite action of the Borrower and do not violate any governmental requirement or other agreement to which the Borrower may be a part, be in conflict with, or result in a breach of or constitute a default under, any indenture, agreement or other instrument to which the borrower is a party.

         (14) The Borrower is the owner of the movie "From Which it Stands" and has the right to assign all future royalties as collateral for this loan.


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                                 ARTICLE THREE

                             AFFIRMATIVE COVENANTS:

         (1) The Borrower will provide Lender with annual financial statements for both the Borrower and Guarantors not later than thirty (30) days from the end of each calendar during the term of this loan.

         (2) The Borrower shall cause its policy of business interruption insurance to be pledged to the Lender up to the amount of the Lender's loan.

         (3) The Borrower will execute all additional documents required by the Lender within four (4) days following the closing.

                                  ARTICLE FOUR

                        CONDITIONS PRECEDENT TO CLOSING:

         (1) All corporate and other proceedings to be taken by the Borrower in connection with the transaction contemplated in this Agreement shall have been taken.

         (2) The Borrower shall have executed all of the loan documents to the satisfaction of the Lender.

         (3) All of the representations and warranties of the Borrower shall be true and correct on the closing date.

         (4) The Lender shall be satisfied with all documentation furnished to it by the Borrower.

                                  ARTICLE FIVE

                     CONDITION PRECEDENT TO SECOND FUNDING:

         The funding of the second installment of The Note in the sum of $300,000.00 is subject to the Borrower receiving additional funds from another source prior to January 30, 1998, in order to satisfy its additional obligations for The Project to continue.


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                                  ARTICLE SIX

                                 CLOSING DATE:

         Provided that all the conditions precedent have been satisfied, this Loan will close on January 23, 1998.

                                 ARTICLE SEVEN

                             BROKERAGE COMMISSION:

         The Borrower will pay a brokerage commission to Olympus Mortgage Corporation monthly in an amount equal to .00667 percent of the outstanding principal of the loan during the preceding month or any portion thereof.

                                 ARTICLE EIGHT

                                    NOTICES:

         Any communication, notice of demand to be given hereunder shall be duly given if in writing and demand, mailed certified mail or telefaxed as follows:

         (1)      To the Guarantor:
                                         David C. Glasser
                                         16255 Ventura Blvd. Suite 1250
                                         Encino, California 91436

                                         ______________________
                                         ______________________
                                         ______________________



         (2)      To the Borrower:
                                         Cutting Edge Entertainment, Inc.
                                         16255 Ventura Blvd., Suite 1250
                                         Encino, California 91436

         (3)      To the Lender:
                                         Medley Credit Acceptance Corp.
                                         1100 Ponce de Leon Boulevard
                                         Coral Gables, Florida 33134




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         MISCELLANEOUS PROVISIONS

         1. Construction: This Agreement shall be construed and enforced under the laws of the State of Florida. In the event any provision of this Agreement shall be declared invalid by a court of competent jurisdiction, said invalidity shall not invalidate the Agreement as a whole, but said Agreement shall be construed as if the invalidated provision was omitted from the Agreement.

         2. Entire Agreement: This Agreement supersedes and cancels any and all other contracts referring to the subject matter herein. No modifications, alteration or waiver of this Agreement shall be effective unless in writing, executed by the parties hereto.

         3. Assignability: This Agreement shall inure to the benefit of the Parties, their successors and assigns.

         4. Counterparts: This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which counterparts collectively shall constitute one instrument representing the Agreement between the Parties hereto.

         5. Captions: Captions of the various sections contained in this Agreement are intend4d to be used solely for convenience of the Parties and are not intended, nor are they deemed to modify, or explain or to be used as an aid in the construction of any of the provisions of this Agreement.

         6. Completion of Documentation: The Borrower and Guarantor acknowledge that they need to supply to the Lender additional documentation concerning the collateral and other matters so that the balance of the collateral documents can be drafted and executed. The Borrower and Guarantor agree to supply said documentation no later than Tuesday, January 27, 1998, and to complete the execution of all original documents furnished to them by Friday, January 30, 1998, or they will be considered in default under the terms of this Agreement and all loan documents executed to date including but not limited to the Pledge Agreement.



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         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals.

         DATED as to the Borrower, this 23 Day of January, 1998.

					       CUTTING EDGE ENTERTAINMENT, INC.
                                               a California corporation

                                               BY:   David C. Glasser
                                                  -----------------------------
                                                    DAVID C. GLASSER, PRESIDENT

DATED as to the Guarantors, this 23 Day of January, 1998.

                                                     David C. Glasser
                                                  -----------------------------
                                                    DAVID C. GLASSER, GUARANTOR

DATED as to the Lender, this 23 Day of January, 1998.

                                                MEDLEY CREDIT ACCEPTANCE CORP.,
                                                a Delaware corporation

                                                BY:  /s/ Robert Press
                                                   ----------------------------
                                                     ROBERT PRESS, PRESIDENT

















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